SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

                                December 14, 2010
                Date of Report (Date of Earliest event reported)


                               GLOBAL NUTECH, INC.
               (Exact Name of Registrant as Specified in Charter)

          Nevada                       333-149857                 26-0338889
(State or other Jurisdiction          (Commission               (IRS Employer
     of incorporation)                File Number)           Identification No.)

5412 Bolsa Avenue, Suite D, Huntington Beach, CA                   92649
  (Address of principal executive offices)                       (Zip code)

       Registrant's telephone number, including area code: (714) 373-1930

                                      N/A
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 7 - REGULATION FD

ITEM 7.01.  REGULATION FD DISCLOSURE.

On December 14, 2010, the Company issued a Press Release announcing sales growth experienced by its joint venture partner, Agrigenic Foods Company, subsequent to the period ended September 30, 2010, the end of which quarter coincided with the formation of the joint venture between Agrigenic Food Company and E-Clean Acquisitions Corporation, a wholly owned subsidiary of the Company.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS.

(d)  EXHIBITS.

                                  EXHIBIT TABLE

Exhibit No.                        Description
-----------                        -----------

   99.1              Press Release dated December 14, 2010.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 14, 2010              GLOBAL NUTECH, INC.


                                     By: /s/ E. G. Marchi
                                         ---------------------------------------
                                     Name:  E. G. Marchi
                                     Title: President


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